Exhibit 10.1

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) amends and restates in its entirety that certain Registration Rights Agreement dated August 28, 2024 by and among GigCapital7 Corp., a Cayman Islands exempted company (the “Company”), GigAcquisitions7 Corp., a Cayman Islands exempted company (the “Sponsor”), and the other parties thereto (the “Original RRA”), and is made and entered into as of May 22, 2026, by and among the Company, the Sponsor, the other parties to the Original RRA listed on Schedule B hereto, and each of the undersigned parties that are stockholders of Hadron (as defined below) listed under “Holder” on the signature page hereto (each such party to this Agreement, a “Holder” and collectively the “Holders”). Any capitalized term used but not defined herein will have the meaning ascribed to such term in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, Sponsor and other parties to the Original RRA entered into the Original RRA on August 28, 2024;

WHEREAS, the Original RRA provides that it may be amended upon the written consent of the Company and the holders of at least a majority in interest of the Registrable Securities as such term is defined in the Original RRA at the time in question (which majority interest must include Spartan if such amendment or modification affects in any way the rights of Spartan hereunder); provided, however, that notwithstanding the foregoing, any amendment thereto that adversely affects one holder, solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is materially different from the other holders (in such capacity) shall require the consent of the holder so affected;

WHEREAS, the Sponsor is the holder of the majority in interest of the Registrable Securities as such term is defined in the Original RRA, and it and the Company desires to amend and restate in its entirety the Original RRA and to do so in a manner that does not amend or modify in any way the rights of Spartan under the Original RRA or otherwise adversely affect any one holder in a manner that is materially different from the other holders;

WHEREAS, on August 28, 2024, the Company and the Sponsor entered into a warrant purchase agreement (the “Warrant Purchase Agreement”), pursuant to which the Sponsor purchased an aggregate of 3,719,000 warrants in a private placement that closed simultaneously with the Company’s underwritten public offering (“Private Placement Warrant”), with each such Private Placement Warrant entitling the holder thereof to purchase one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Shares”) for an exercise price of $11.50 per share, subject to adjustment as provided therein;

WHEREAS, the Sponsor and certain institutional investors that are parties to the Original RRA acquired from the Company prior to entry into the Original RRA, Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Shares”);

WHEREAS, the Company, MMR Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of the Company (“Merger Sub”), and Hadron Energy, Inc., a Delaware corporation (“Hadron”), entered into that certain Business Combination Agreement, dated as of September 27, 2025, as amended (the “Business Combination Agreement”, and the transactions contemplated thereby, the “Business Combination”), pursuant to which Merger Sub will merge with and into Hadron (the “Merger”), with Hadron surviving the Merger as a wholly-owned subsidiary of the Company;

WHEREAS, prior to the date hereof and subject to the conditions of the Business Combination Agreement, the Company transferred by way of continuation from the Cayman Islands to Delaware and domesticated as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended, and Part XII of the Companies Act (as revised) of the Cayman Islands (the “Domestication”), and as part of the Domestication, (i) each then issued and outstanding Class B Share automatically converted, on a one-for-one basis, into one share of Class B common stock, par value $0.0001 per share (the “Class B Stock”), (ii) each Class A Share (other than any Class A Share included in the Cayman Purchaser Units) converted automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (iii) each then issued and outstanding warrant of the Company (other than any Cayman Purchaser Public Warrants included in the Cayman Purchaser Units) (each a “Cayman Purchaser Warrant”) converted automatically into a warrant to acquire one share of Common Stock (each a “Domesticated Purchaser Warrant”), pursuant to the Warrant Agreement, and (iv) each then issued and outstanding Cayman Purchaser Unit was cancelled and entitled the holder thereof to one share of Common Stock and one Domesticated Purchaser Warrant, in each case without any action on the part of the Company, Merger Sub, Hadron or any holder of securities of any of the foregoing;

WHEREAS, at the Effective Time, by virtue of the Merger and the applicable provisions of the Domesticated Purchaser Charter, and without any action on the part of any party or any other person, each share of Class B Stock then issued and outstanding shall be automatically cancelled and extinguished and converted into one share of Common Stock;

WHEREAS, pursuant to the Business Combination Agreement, the Company is issuing shares of the Common Stock to the Holders designated on Schedule A hereto; and

WHEREAS, the Company desires to set forth certain matters regarding the ownership of the Registrable Securities (as defined below) by the Holders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Action” has the meaning set forth in Section 6.7.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company or the Board, in each case, after consultation with outside legal counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” has the meaning given in the Recitals.

“Business Combination Agreement” has the meaning given in the Recitals.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Cayman Purchaser Warrant” has the meaning given in the Recitals.

“Class A Shares” has the meaning given in the Recitals.

“Class B Shares” has the meaning given in the Recitals.

“Class B Stock” has the meaning given in the Recitals.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” has the meaning given in the Recitals.

“Company” has the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demand Registration” has the meaning set forth in Section 2.1.1.

“Demanding Holder” has the meaning set forth in Section 2.1.1.

“Domesticated Purchaser Warrant” has the meaning given in the Recitals.

“Domestication” has the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” has the meaning set forth in Section 2.3.

“Hadron” has the meaning given in the Recitals.

“Holder Information” has the meaning set forth in Section 4.2.

“Holders” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.4.

“Merger” has the meaning given in the Recitals.

“Merger Sub” has the meaning given in the Recitals.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Original RRA” has the meaning given in the Preamble.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“Piggyback Registration” has the meaning set forth in Section 2.2.1.

“Private Placement Warrant” has the meaning given in the Recitals.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (i) any equity securities (including the shares of Common Stock issued or issuable upon the exercise or conversion of any such equity security) of the Company held by a Holder immediately following consummation of the Merger and (ii) and all of the Domesticated Purchaser Warrants into which the Private Placement Warrants converted upon the Domestication, and underlying shares of Common Stock issuable upon the exercise thereof. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of any of the securities described in the foregoing clauses (i) - (ii). As to any particular Registrable Security, such security shall cease to be a Registrable Security when: (a) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such security shall have been otherwise transferred, a new certificate for such security not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such security shall not require registration under the Securities Act; (c) such security shall have ceased to be outstanding; (d) such security may be sold without registration pursuant to Rule 144 (but with no volume or other restrictions or limitations); or (e) such security has been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)

all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority and any securities exchange on which the Common Stock is then listed);

(B)

fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside legal counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)	printing, messenger, telephone and delivery expenses;

(D)	reasonable fees and disbursements of outside legal counsel for the Company;

(E)	reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F)

reasonable fees and expenses of one (1) outside legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Requesting Holder” has the meaning set forth in Section 2.1.1.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sponsor” has the meaning given in the Preamble.

“transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrant Purchase Agreement” has the meaning given in the Recitals.

ARTICLE II

REGISTRATION

Section 2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of Section 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the Closing Date, the Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all the Holders (such Holders, the “Demanding Holders”), may make a written demand for Registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this Section 2.1.1 initiated by Holders; provided, however, that an Underwritten Offering pursuant to a Demand Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration Statement have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2 Effective Registration. Notwithstanding the provisions of Section 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing of such election, which notice shall be received by the Company not later than five (5) days after the removal of any such stop order or injunction; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been previously filed pursuant to a Demand Registration becomes effective or is terminated.

2.1.3 Underwritten Offering. Subject to the provisions of Section 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of Registrable Securities pursuant thereto shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter(s) for a Demand Registration that is to be an Underwritten Offering, in good faith, advises the Company, the Demanding Holders and the Requesting Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities which the Company desires to sell and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such Underwritten Offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any)) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders (Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof), that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. Any Demanding Holder shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, if with respect to a Demand Registration, a majority-in-interest of the Demanding Holders initiating a Demand Registration so withdraw from a Registration pursuant to such Demand Registration, such Registration shall not count as a Demand Registration provided for in Section 2.1.1 and the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2.1.5.

Section 2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time on or after the Closing Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), then the Company shall (x) give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to all of the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such Holders may request in writing within five (5) days following receipt of such notice (a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use commercially reasonable efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in such Piggyback Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their Registrable Securities through a Piggyback Registration that involves an Underwriter(s) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Piggyback Registration.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter(s) for a Piggyback Registration that is to be an Underwritten Offering, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of securities which the Company desires to sell, taken together with (i) the Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which Registration has been requested under this Section 2.2, and (iii) the Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i)

If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company that pre-dates this Agreement, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company not otherwise covered above, which can be sold without exceeding the Maximum Number of Securities; and

(ii)

If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, at least two business days prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

Section 2.3 Registration on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such

Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, that the Company shall not be obligated to effect any such Registration pursuant to this Section 2.3 if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

Section 2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to Section 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, that the Company may not defer its obligation in this manner more than once in any 12-month period.

ARTICLE III

REGISTRATION PROCEDURES

Section 3.1 General Procedures. If at any time on or after the Closing Date the Company is required to effect the registration of any Registrable Securities pursuant to Section 2.1, the Company shall use its commercially reasonable efforts to effect the Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as practicable and in connection with any such request:

3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ outside legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the outside legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence reasonably satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

3.1.9 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus as may be (a) necessary in order to comply with the Securities Act, the Exchange Act and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4, furnish a copy thereof to each seller of such Registrable Securities and by means of one outside legal counsel on behalf of all such sellers (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.10 notify the selling Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.11 permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 use commercially reasonable efforts to obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 use commercially reasonable efforts to obtain, on the date the Registrable Securities are delivered for sale pursuant to such Registration, an opinion and negative assurance letter, dated such date, of outside legal counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, the placement agent or sales agent, if any covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders, provided, in each case, that such participating Holders provide such information to such outside legal counsel as is customarily required for, or is reasonably requested by such outside legal counsel for purposes of, such opinion or negative assurance letter;

3.1.14 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriters of such offering;

3.1.15 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.17 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders participating in such Registration, consistent with the terms of this Agreement, in connection with such Registration.

Section 3.2 Registration Expenses. Except as otherwise provided herein, the Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any outside legal counsel representing the Holders.

Section 3.3 Requirements for Participation in Underwritten Offerings. The Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter or placement agent or sales agent, if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Article II and in connection with the Company’s obligation to comply with federal and applicable state securities Laws. Notwithstanding anything in this Agreement to the contrary, if any Holder does not timely provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of outside legal counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4 Suspension of Sales; Adverse Disclosure.

3.4.1 The Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement for a reasonable period of time, not to exceed 90 calendar days in any 360-day period (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of the Issuer’s Annual Report on Form 10-K for its first completed fiscal year.

3.4.2 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplemented or amended Prospectus as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (i) require the Company to make an Adverse Disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (iii) in the good faith judgment of the majority of the Board, be seriously detrimental to the Company, and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents, and the Company shall; immediately provide such written notice to the Holders of the expiration of any period during which the Company exercised its rights under this Section 3.4.

Section 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and correct copies of all such filings. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, and hold harmless each Holder of Registrable Securities, its officers, directors and agents and each Person who controls such Holder (within the meaning of the Securities Act) from and against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement to any of them, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

Section 4.2 Indemnification by Holders of Registrable Securities. In connection with any Registration Statement filed pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

Section 4.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with outside legal counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one outside legal counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

Section 4.4 Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

Section 4.5 Contribution. If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, that the liability of any Holder under this Section 4.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1, 4.2 and 4.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.5 from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

RULE 144 and 145

Section 5.1 Rule 144 and 145. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holders holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and 145 under the Securities Act, as such Rule 144 and 145 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1 Entire Agreement. This Agreement (including Schedule A and Schedule B hereto) constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto. There are no restrictions, promises, representations, warranties, covenants or undertakings as to the matters covered herein, other than those expressly set forth or referred to herein or the documents or instruments referred to herein.

Section 6.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) upon transmission, if sent by facsimile or electronic transmission (in each case with receipt verified by electronic confirmation), or (c) one (1) Business Day after being sent by courier or express delivery service, specifying next day delivery, with proof of receipt. The addresses, email addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address, email address or facsimile numbers as may be designated in writing hereafter, in the same manner, by any such person.

Section 6.3 Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Common Stock by any such Holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the applicable Holder or of any assignee of the applicable Holder. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article IV and this Section 6.3. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart and such counterparts may be delivered by the parties hereto via facsimile or electronic transmission.

Section 6.5 Amendment; Waiver. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities at such time (which majority interest must include Spartan if such amendment or modification affects in any way the rights of Spartan hereunder); provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof.

Section 6.6 Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

Section 6.7 Governing Law; Venue. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. All legal actions and proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (each, an “Action”) shall be heard and determined exclusively in any state court located in New York, New York; provided, that if jurisdiction is not then available in a state court, then any such legal Action may be brought in any federal court for the Southern District of New York. The parties hereto hereby (x) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (y) agree not to commence any Action relating thereto except in the courts described above in New York, other than with respect to any appellate court thereof and other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each of the parties irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that he, she or it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that he, she or it or his, her or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 6.8 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right he, she or it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that he, she, it and the others hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.8.

Section 6.9 Specific Performance. Each party acknowledges and agrees that the other parties hereto would be irreparably harmed and would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed by such first party in accordance with their specific terms or were otherwise breached by such first party. Accordingly, each party agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such parties are entitled at law or in equity.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

GIGCAPITAL7 CORP.

By:	/s/ Dr. Avi S. Katz
Name: Dr. Avi S. Katz
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

GIGACQUISITIONS7 CORP.

By:	/s/ Dr. Avi S. Katz
Name: Dr. Avi S. Katz
Title: Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

By:	/s/ Samuel Gibson
Name: Samuel Gibson

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

SG 2026 IRREVOCABLE EXEMPT TRUST

By:	/s/ Samuel Gibson
Name: Samuel Gibson
Title: Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

GIBSON FAMILY HOLDINGS, LLC

By:	/s/ Samuel Gibson
Name: Samuel Gibson
Title: Sole Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

By:	/s/ Andrew Ward
Name: Andrew Ward

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

By:	/s/ Ross Ridenoure
Name: Ross Ridenoure

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Holders Receiving Shares Pursuant to the Business Combination

1.	Samuel Gibson

2.	SG 2026 Irrevocable Exempt Transfers

3.	Gibson Family Holdings LLC

4.	Andrew Ward

5.	Ross Ridenoure

SCHEDULE B

Other Holders Party to the Original RRA

1.	GIGACQUISITIONS7 CORP.

2.	YAKIRA CAPITAL MANAGEMENT, INC., on behalf of MAP 136 Segregated Portfolio, Yakira Partners LP, Yakira Enhanced Offshore Fund Ltd

3.	L1 CAPITAL GLOBAL OPPORTUNITIES MASTER FUND

4.	METEORA STRATEGIC CAPITAL, LLC

5.	METEORA SELECT TRADING OPPORTUNITIES MASTER, L.P.

6.	HARRADEN CIRCLE INVESTMENTS, LLC, Investment Manager to: Harraden Circle Investors, L.P.; Harraden Circle Special Opportunities, L.P.; Altana Calerwood Specialist Alpha Fund

7.	VIOLET HILL GENERATION FUND

8.	THE K2 PRINCIPAL FUND L.P.

9.	STICHTING JURISDISCH EIGENDOM MINT TOWER ARBITRAGE FUND

10.	NAUTILUS MASTER FUND, L.P.

11.

PICTON MAHONEY ASSET MANAGEMENT, on behalf of Picton Mahoney Arbitrage Fund, Picton Mahoney Arbitrage Plus Fund, Picton Mahoney Arbitrage Alternative Fund, and Picton Mahoney Fortified Arbitrage Plus Alternative Fund

12.	KEPOS ALPHA MASTER FUND L.P.

13.	KEPOS SPECIAL OPPORTUNITIES MASTER FUND L.P.

14.	AQR APEX MS MASTER ACCOUNT, L.P.,

15.	AQR ABSOLUTE RETURN MASTER ACCOUNT, LP.

16.	AQR CORPORATE ARBITRAGE MASTER ACCOUNT, L.P.

17.	AQR FUNDS, on behalf of its series AQR DIVERSIFIED ARBITRAGE FUND

18.	AQR GLOBAL ALTERNATIVE INVESTMENT OFFSHORE FUND, L.P.

19.	AQR SPAC OPPORTUNITIES OFFSHORE FUND, L.P.

20.	YA II PN, LTD.

21.	CENTIVA MASTER FUND, LP